POWER OF ATTORNEY
Know all these present that the undersigned
 hereby constitutes and appoints
Patricia Seipe, Frank G. Vitrano,Kenneth C.
Black and James .T. Comitale,
and each of them acting alone,
 the undersigned's true and lawful attorney-in-fact to:
1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and or director of Rite Aid Corporation (the "Company")_,
Form ID (Uniform Application For Access
 Codes To Files On EDGAR), Forms 3, 4 and 5 in accordance with Section 16(a) ofthe Securities Exchange
Act of 1934, as amended, and the rules thereunder;
2)do and perform any and all acts for and on behalf of the undersigned which may, be necessary or desirable to complete and execute such Forms 3, 4, 5 or Form ID and timely file such forms with the United States Security and Exchange Commission and any stock exchange or similar authority; and
3)take any other action whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,
may be benefit to, in the best interest of or legally required by, the undersigned, it being understood
that the documents
executed by such attorney-in-fact on behalf ofthe undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
attorney-in-fact may approve in
such attorney-in-fact's discretion.
The undersigned hereby grants to such
 attorney-in-fact full
power and authority to do and perform
any and every act and
thing whatsoever requisite, necessary,
or proper to be done in the
 exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if
 personally present, with full power
of substitution or revocation,
 hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by viitue of this
 power of attorney and the rights
and powers herein granted. T
he undersigned acknowledges
that the foregoing attorney-in-fact,
in serving in such capacity at the
request of the undersigned,
is not assuming, nor is Company assuming, any ofthe undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.
This Power of Attorney
shall remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4 and 5
with respect to the undersigned's holding of and transaction in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered
 to the foregoing attorney-in-fact.
KEVIN E. LOFTON
November 12, 2013